Exhibit 99.2

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2013

(Unaudited)

(In thousands, except share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Previously Reported Acquisition of Crescent City Property	Acquisition of East El Paso Property		Pro Forma Reflecting Acquisitions
	(unaudited)
ASSETS
Real estate investments
Income producing property	$90,085	$11,689	$34,208	$28,127	(1)	$164,109
Tenant improvements	5,192	—	—	—		5,192
Property under development	675	—	—	—		675
Land	15,464	3,370	—	3,780		22,614
	111,416	15,059	34,208	31,907		192,590
Accumulated depreciation	(18,043)	—	—	—		(18,043)
Real estate investments, net	93,373	15,059	34,208	31,907		174,547
Cash and cash equivalents	88,324	(18,200)	(6,700)	(40,645	)(2)	22,779
Accounts receivables (Net of allowance for doubtful accounts of $132 as of June 30, 2013)	557	—	—	—		557
Deferred costs	1,550	—	—	—		1,550
Lease intangibles, net	4,881	3,141	3,292	8,093	(1)	19,407
Other assets	3,276	—	—	1,000	(3)	4,276
Total Assets	$191,961	—	$30,800	$355		$223,116
LIABILITES AND EQUITY
Accounts Payable	458	—	—	—		458
Accrued expenses and other liabilities	1,272	—	—	400	(4)	1,672
Derivative liabilities	453	—	—	—		453
Debt	46,902	—	19,850	—		66,752
Total Liabilities	49,085	—	19,850	400		69,335
Shareholders equity	125,132	—	(585)	(45	)(5)	124,502
Noncontrolling interest in operating partnership	18,254	—	11,535	—		29,789
Noncontrolling interest in Predecsssor	(510)	—	—	—		(510)
Total Equity	142,876	—	10,950	(45)		153,781
Total Liabilities and Equity	$191,961	—	$30,800	$355		$223,116

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Physicians Realty Trust (the “Company”) as of June 30, 2013 reflects the acquisition of the property known as the East El Paso medical office building and post-acute care specialty hospital at El Paso, Texas (“East El Paso Property”) as if the purchase had occurred on June 30, 2013 and our previously reported acquisitions of  6800 Preston Road and Crescent City Property, reported on Form 8-K on September 18, 2013 and August 30, 2013, respectively, and Form 8-K/A on October 30, 2013, November 1, 2013 and November 8, 2013. The pro forma balance sheet of the Company prior to the acquisitions of the East El Paso Property, 6800 Preston Road and Crescent City Property has been derived from the unaudited pro forma consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q as filed on August 30, 2013. This pro forma balance sheet reflects completion of the Company’s initial public offering and formation transactions.

Information regarding the Company’s historical operations, organizational structure, initial public offering and formation transactions is provided in more detail in the Company’s final prospectus dated July 18, 2013 filed pursuant to Rule 424 (b) under the Securities Act of 1933.

Notes and Management Assumptions

1.              The acquisition of the East El Paso Property was accounted for using preliminary estimates of the fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are therefore subject to change. The fair value of the real estate acquired was determined on an “as if vacant” basis and the cost of the property was allocated between income producing property and in-place leases.

2.              Represents adjustment to reflect cash used to acquire the East El Paso Property.

3.              Represents a lease inducement used to acquire the East El Paso Property.

4.              Represents the tenant’s security deposit

5.              Represents acquisition costs incurred and paid upon closing the transaction

Pro Forma Condensed Consolidated Statement of Operations
 Six Months Ended June 30, 2013

(Unaudited)

(In thousands, except share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Previously Reported Acquisition of Crescent City Property	Acquisition of El Paso Property		Pro Forma Reflecting Acquisition
Revenues:
Rental revenues	$5,032	$817	$1,048	—		$6,897
Expenses recoveries	1,601	156	90	—		1,847
Other revenues	5	—	—	—		5
Total Revenues	6,638	973	1,138	—		8,749
Expenses:
General and administrative	1,421	—	—	—		1,421
Operations expenses	2,524	156	90	—		2,770
Depreciation and amortization	2,014	403	467	$724	(1)	3,608
Acquisition Expense	—	—	585	45	(2)	630
Total expenses	5,959	671	1,142	769		8,429

Operating income/(loss)	679	414	(4)	(769)		320
Interest expense	1,251	—	298			1,549
Change in fair value of derivatives, net	(190)	—	—	—		(190)
Net (loss)/ income	(382)	414	(302)	(769)		(1,039)
Less: Net (income)/loss attributiable To noncontrolling interests	(132)	(77)	71	181	(3)	43
Net (loss)/income attributable to shareholders	$(514)	$337	$(231)	$(588)		$(996)

Net loss per share
Basic	$(0.04)					$(0.08)
Diluted	$(0.04)					$(0.08)

Weighted average common shares:
Basic	11,753,597					11,753,597
Diluted	14,747,597		954,877			15,702,474

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2012

(Unaudited)

(In thousands, except share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Previously Reported Acquisition of Crescent City Property	Acquisition of East El Paso Property		Pro Forma Reflecting Acquisitions
Revenues:
Rental revenues	$9,821	$1,093	$2,104	—		$13,018
Expenses recoveries	3,111	302	180	—		3,593
Other revenues	15	—	—	—		15
Total revenues	12,947	1,395	2,284	—		16,626
Expenses:
General and administrative	2,760	—	—	—		2,760
Operations expenses	4,758	302	180	—		5,240
Depreciation and amortization	4,051	806	934	$1,448	(1)	7,239
Impairment losses	936	—	—	—		936
Acquisition expenses	—	—	585	45	(2)	630
Total expenses	12,505	1,108	1,699	1,493		16,805

Operating income	442	287	585	(1,493)		(179)
Interest expense	2,684	—	596	—		3,280
Change in fair value of derivatives, net	(122)	—	—	—		(122)
Net (loss)/income	(2,120)	287	(11)	(1,493)		(3,337)
Less: Net (income)/loss attributable to Noncontrolling interests	(169)	(53)	3	352	(3)	133
Net (loss)/income attributable to shareholders	$(2,289)	$234	$(8)	$(1,141)		$(3,204)

Net loss per share
Basic	$(0.22)					$(0.31)
Diluted	$(0.22)					$(0.31)

Weighted average common shares:

Basic	10,434,782					10,434,782
Diluted	13,428,782		954,877			14,383,659

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Basis of Presentation

The unaudited Pro Forma Consolidated Statements of Operations of Physicians Realty Trust (“the Company”) for the six months ended June 30, 2013 and the year ended December 31, 2012, reflect the acquisition of the property known as East El Paso medical office building and post-acute care specialty hospital at El Paso, Texas (“East El Paso Property”) and our previously reported acquisitions of 6800 Preston Road and Crescent City Property, reported on Form 8-K on September 18, 2013 and August 30, 2013, respectively, and Form 8-K/A on October 30, 2013, November 1, 2013 and November 8, 2013,  as if the purchase had occurred on January 1, 2012 for the year ended December 31, 2012 and on January 1, 2013 for the six months ended June 30, 2013. The pro forma statement of operations of the Company prior to the acquisitions of East El Paso Property, 6800 Preston Road and Crescent City Property, for the six months ended June 30, 2013 has been derived from the unaudited pro forma consolidated income statement included in the Company’s Quarterly Report on Form 10-Q as filed on August 30, 2013. The pro forma statement of operations of the Company, prior to the acquisitions of East El Paso Property, 6800 Preston Road and Crescent City Property, for the year ended December 31, 2012 has been derived from the unaudited pro forma consolidated income statement included in the Company’s Form S-11 Registration Statement dated July 18, 2013. These pro forma statements of operations reflect completion of the Company’s initial public offering and its formation transactions.

Information regarding the Company’s historical operations, organizational structure, initial public offering and formation transactions. is provided in more detail in the Company’s final prospectus, dated July, 18, 2013, filed pursuant to Rule 424 (b) under the Securities Act of 1933.

Notes and Management Assumptions

1.              Reflects depreciation expense over a 35 or 36 year period based on the fair value allocated to the income producing property and amortization of the intangible asset relating to the acquired in-place leases over the remaining life of the leases.

2.              Represents acquisition costs incurred and paid upon the closing of the transaction

3.              Represents adjustment to deduct noncontrolling interest income from net loss to arrive at net loss available to common shareholders